EXHIBIT 10.1

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 29, 2015, is entered into by and among HSN, INC., a Delaware corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below) signatory hereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of January 27, 2015 (as amended hereby and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended revolving credit and term loan facilities to the Borrower;
WHEREAS, the Borrower has requested that the Credit Agreement be amended as provided herein, and the Administrative Agent and each of the undersigned Lenders have agreed so to amend the Credit Agreement, subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement, as amended by this Amendment.
2.Amendments to Credit Agreement. Subject to the terms and conditions hereof and with effect from and after the Amendment Effective Date (defined below), the Credit Agreement is hereby amended by deleting the definition of “Change of Control” in Section 1.01 thereof in its entirety and replacing it with the following in lieu thereof:
“ ‘Change of Control’ means an event or series of events by which:
(a)    any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than a Permitted Holder becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of forty percent (40%) or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully diluted basis; or
(b)    during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by a Permitted Holder or by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.”
3.Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable Law applicable to the Borrower or any of its Subsidiaries or the Organization Documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (iii) will not violate or result in a default under any Contractual Obligation to which the Borrower or any of its Subsidiaries are party, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries;

(b)this Amendment has been duly executed and delivered by the Borrower; and
(c)each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable Debtor Relief Laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law) and implied covenants of good faith and fair dealing.
4.Effective Date. This Amendment will become effective on the date on which each of the following conditions has been satisfied (the “Amendment Effective Date”):
(a)the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and the Required Lenders and acknowledged by the Administrative Agent; and
(b)unless waived by the Administrative Agent, the Borrower shall have paid all out-of-pocket expenses of the Administrative Agent required to be paid on the Amendment Effective Date pursuant to the Credit Agreement, including the fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent).
5.Miscellaneous.
(a)From and after the Amendment Effective Date, the Credit Agreement is amended as set forth herein, and except as expressly amended pursuant hereto, the Credit Agreement and each other Credit Document shall remain unchanged and in full force and effect and each is hereby ratified and confirmed in all respects.
(b)This Amendment shall constitute a “Credit Document” under and as defined in the Credit Agreement, and all references in any Credit Document to the “Credit Agreement” shall henceforth refer to the Credit Agreement as amended by this Amendment.
(c)This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.
(d)THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.
(e)This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.
(f)If any provision of this Amendment or the other Credit Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(g)The Borrower agrees to pay in accordance with Section 11.04 of the Credit Agreement all reasonable out of pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.
[Signature Pages Follow.]

HSN, Inc.
Amendment No. 1 to Credit Agreement (2015)
Signature Pages
67050326
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
HSN, INC., as Borrower

By:    /s/ Arthur Singleton
Name:    Arthur Singleton
Title:     Vice President and Treasurer
BANK OF AMERICA, N.A., as an L/C Issuer, Swingline Lender and Lender

By:    /s/ Jay D. Marquis
Name: Jay D. Marquis
Title:    Director

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ Helen D. Davis
Name: Helen D. Davis
Title:    Vice President

FIFTH THIRD BANK, An Ohio Banking Corporation, as Lender

By:    /s/ John A. Marian
Name: John A. Marian
Title:    Vice President

REGIONS BANK, as Lender

By:    /s/ Jose Mazariegos
Name: Jose Mazariegos
Title:    Senior Vice President

MUFG UNION BANK, N.A., as Lender

By:    /s/ Katie Cunningham
Name: Katie Cunningham
Title:    Vice President

BRANCH BANKING AND TRUST COMPANY, as Lender

By:    /s/ Kelly Attayek

Name: Kelly Attayek
Title:    Assistant Vice President

COMPASS BANK, as Lender

By:    /s/ Peter Lewin
Name: Peter Lewin
Title:    Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a L/C Issuer and Lender

By:    /s/ Mark Morton
Name: Mark Morton
Title:    Officer

HANCOCK BANK, Trade Name used by Whitney Bank, as Lender

By:    /s/ Tim Coop
Name: Tim Coop
Title:    Regional President/SVP

SUNTRUST BANK, as Lender

By:    /s/ Brian Guffin
Name: Brian Guffin
Title:    Director

T.D. BANK, N.A., as Lender

By:    /s/ Craig Welch
Name: Craig Welch
Title:    Senior Vice President

BANKUNITED, as Lender

By:    /s/ William H. Lutes
Name: William H. Lutes
Title:    Senior Vice President

CADENCE BANK, as Lender

By:    /s/ John T. Watts
Name: John T. Watts
Title:    Executive Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By:    /s/ Peter Hart
Name: Peter Hart
Title:    Vice President

SYNOVUS BANK, as Lender

By:    /s/ John R. Frierson
Name: John R. Frierson
Title:    Senior Vice President

Acknowledged by:

BANK OF AMERICA, N.A., as
Administrative Agent

By:     /s/ Angela Larkin
Name: Angela Larkin
Title:    Assistant Vice President